UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 20, 2014

TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan
(State of Other Jurisdiction of Incorporation)

	1-11530	38-2033632
	(Commission File Number)	(I.R.S. Employer Identification No.)

	200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan	48304-2324
	(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 258-6800

None
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 20, 2014, a subsidiary of Taubman Centers, Inc., The Taubman Realty Group Limited Partnership ("TRG"), completed a second amendment ("Amendment No. 2") to the unsecured Revolving Credit Agreement (the "Credit Agreement") with JPMorgan Chase Bank, N.A., as Administrative Agent, and the various lenders on the signature pages thereto. Amendment No. 2 amends the pricing on the Credit Agreement based on TRG's total leverage ratio as shown in the table below.

Ratio Level	Total Leverage Ratio	Eurodollar Spread	Facility Fee Rate
Level I	< 40%	1.15%	0.20%
Level II	≥ 40% and < 45%	1.25%	0.20%
Level III	≥ 45% and < 50%	1.30%	0.25%
Level IV	≥ 50% and < 55%	1.45%	0.25%
Level V	≥ 55%	1.70%	0.30%

As of November 20, 2014, the leverage ratio results in pricing of LIBOR plus 1.15% with a 0.20% facility fee.

Amendment No. 2 of the Credit Agreement also extends the maturity debt of the loan to February 28, 2019, with a one-year extension option at the option of TRG subject to specified conditions therein.

The foregoing description is qualified in its entirety by (i) Amendment No. 2 to the Credit Agreement, a copy of which is attached hereto as Exhibit 4.1 and (ii) Amendment No. 1 to the Term Loan Agreement, which makes certain other definitional changes, a copy of which is attached hereto as Exhibit 4.2, each of which is incorporated herein by reference.

Item 2.03.    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure set forth in Item 1.01 above is hereby incorporated by reference.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit	Description

4.1
Amendment No. 2 to the Revolving Credit Agreement, dated as of November 20, 2014, by and among The Taubman Realty Group Limited Partnership and JPMorgan Chase Bank N.A., as Administrative Agent, and the various lenders on the signatures pages thereto.

4.2
Amendment No. 1 to the Term Loan Agreement, dated as of November 20, 2014, by and among The Taubman Realty Group Limited Partnership and JPMorgan Chase Bank N.A., as Administrative Agent, and the various lenders on the signatures pages thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2014	TAUBMAN CENTERS, INC.

By: /s/ Lisa A. Payne
Lisa A. Payne
Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

4.1
Amendment No. 2 to the Revolving Credit Agreement, dated as of November 20, 2014, by and among The Taubman Realty Group Limited Partnership and JPMorgan Chase Bank N.A., as Administrative Agent, and the various lenders on the signatures pages thereto.

4.2
Amendment No. 1 to the Term Loan Agreement, dated as of November 20, 2014, by and among The Taubman Realty Group Limited Partnership and JPMorgan Chase Bank N.A., as Administrative Agent, and the various lenders on the signatures pages thereto.